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Exhibit 99

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Yardville National Bank Employees' Retirement/ Savings Plan (the "Plan") on Form 11-K for the fiscal year ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of Yardville National Bancorp (the "Company"), certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.



By:  KATHLEEN A. FONE                          By:  STEPHEN F. CARMAN
    -------------------------------------          ----------------------------
Kathleen A. Fone                               Stephen F. Carman
Plan Administrator and                         Vice President and Treasurer
Senior Vice President Human Resources
June 27, 2003                                  June 27, 2003

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.